SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 18, 2002



                          Dynamic Materials Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-8328                   84-0608431
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(State or other jurisdiction   (Commission file number)        (IRS Employer
 of incorporation)                                           Identification No.)





                         5405 Spine Road, Boulder, Colorado            80301
               -----------------------------------------------------------------
                      (Address of principal executive offices)      (ZIP Code)



                                 (303) 655-5700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

     On July 12, 2002, the Company dismissed Arthur Andersen LLP ("Arthur Andersen") as the independent public accountants of Dynamic Materials Corporation (the "Company") and, upon the recommendation of our Audit Committee, the Board of Directors approved the appointment of Ernst & Young LLP ("Ernst & Young") to serve as independent public accountants for the fiscal year ending December 31, 2002. The change in the Company's auditors is effective July 18, 2002.

     Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

     During each of the Company's two most recent fiscal years and through the date of this report, there were:

     (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such year; and

     (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation
          S-K.

     We have requested Arthur Andersen to furnish us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A representative of Arthur Andersen has informed the Company that Arthur Andersen is no longer furnishing such letters.

     During each of the two most recent fiscal years and through the date of this report, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is filed in accordance with the requirements of Item 601 of Regulation S-K.

     (c)   Exhibits

           None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNAMIC MATERIALS CORPORATION


Date:  July 18, 2002                    By:     /s/ Richard A. Santa
                                                --------------------------------
                                        Name:   Richard A. Santa
                                        Title:  Vice President and Chief
                                                Financial Officer